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                                   SCHEDULE 14
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  METRISA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined):

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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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         [ ] Fee paid previously with preliminary materials:

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         [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement no.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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

                                  METRISA, INC.
              25 WIGGINS AVENUE, BEDFORD, MASSACHUSETTS 01730-2323




                                                              February 20, 2001


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Metrisa, Inc. (the "Company"), which will be held on March 22, 2001 at 11:30 a.m. at its corporate offices at 25 Wiggins Avenue, Bedford, Massachusetts.

     The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its directors and officers.

     Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions. Even if you plan to attend the meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the meeting or vote your shares personally if you attend.

     We look forward to seeing you.






                                                    Sincerely,

                                                    John E. Wolfe
                                                    President

                                  METRISA, INC.
              25 WIGGINS AVENUE, BEDFORD, MASSACHUSETTS 01730-2323

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 22, 2001

         Notice is hereby given that the Annual Meeting of Stockholders of Metrisa, Inc. (the "Company") will be held on Thursday, March 22, 2001, at 11:30 a.m., at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts, to consider and act upon the following matters:

           1. To fix the number of directors at five and to elect five directors to hold office for the ensuing year.

           2. To approve the adoption of the Company's 2000 Omnibus Stock Plan, reserving 200,000 shares of the Company's Common Stock, $.50 par value, for issuance thereunder.

           3. To approve the selection by the Board of Directors of Grant Thornton, LLP as the Company's independent auditors for the fiscal year ending September 30, 2001.

           4. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

         Stockholders of record of the Company as of the close of business on February 16, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         All stockholders are cordially invited to attend the meeting.

                                             By Order of the Board of Directors



                                             David J. Brown, Secretary

Bedford, Massachusetts
February 20, 2001

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 METRISA , INC.
                 25 WIGGINS AVENUE, BEDFORD, MASSACHUSETTS 01730

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 22, 2001

         The Annual Meeting of Stockholders of Metrisa, Inc., a Delaware corporation (the "Company"), will be held Thursday, March 22, 2001, for the purposes set forth in the accompanying Notice of Annual Meeting. This statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at such meeting and at any and all adjournments thereof and is first being sent to stockholders on or about February 20, 2001. Any stockholder executing and returning a proxy in the enclosed form has the power to revoke such proxy at any time prior to the voting thereof by written notice to the Company, by executing a later dated proxy or by appearing and voting at the meeting.

         At the Annual Meeting, action is to be taken with respect to (a) the election of a Board of Directors; (b) the proposed adoption of the Company's 2000 Omnibus Stock Plan reserving 200,000 shares of the Company's Common Stock, $.50 par value, for issuance thereunder; (c) the ratification of the selection of independent accountants; and (d) the transaction of such other business as may properly come before the meeting.

         All shares represented at the meeting by proxies in the accompanying form will be voted provided that such proxies are properly signed. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted for the election of directors, for the approval of the Company's 2000 Omnibus Stock Plan and for the ratification of the selection of independent accountants.

         The Company will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone or personal interview. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them, and will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

                                  VOTING RIGHTS

         The Board of Directors has fixed February 16, 2001 as the record date for determination of stockholders entitled to vote at the Annual Meeting. At the close of business on February 16, 2001 there were outstanding and entitled to vote 1,458,101 shares of Common Stock of the Company. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the shares of Common Stock present or represented at the meeting is required for the election of directors. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the meeting, however, an abstention from voting or a broker non-vote has no effect on the election of directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of February 16, 2001, to the knowledge of the Company, the ownership of the Company's 1,458,101 outstanding shares of Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock, (ii) each of the Company's Directors and executive officers, and (iii) all Directors and officers as a group. Except as otherwise indicated, to the knowledge of the Company, the stockholders listed below have sole voting and investment power with respect to the shares indicated.

                    NAME OF                     NUMBER OF SHARES     PERCENTAGE
               BENEFICIAL OWNER                BENEFICIALLY OWNED    OF CLASS(1)
               ----------------                ------------------     ---------
Bantam Group, Inc.(2)                                102,915             6.8%

Joseph J. Caruso(3)                                  130,684            10.5%

Richard Mannello(4)                                    9,600                *

Massachusetts Technology Development
Corporation                                          137,095             9.4%

Sentex Sensing Technology, Inc.                      160,000            11.0%

Eric F. Mooney(5)                                     27,868             1.9%

Joaquim S. S. Ribeiro(6)                              45,460             3.1%
----------------------
* Less than one percent.

         (1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of this statement pursuant to the exercise of presently exercisable or outstanding options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

         (2) Joseph J. Caruso, a Director of the Company, is also President of Bantam Group, Inc. and has sole voting and investment power with respect to the 102,915 shares of Common Stock beneficially owned by Bantam Group, Inc.

         (3) Stated shares include 102,915 shares of Common Stock beneficially owned by Bantam Group, Inc. 56,339 shares of Common Stock beneficially owned by Mr. Caruso are issuable upon the exercise of currently outstanding stock options or warrants.

         (4) Issuable upon the exercise of currently outstanding stock options or warrants.

         (5) Of the 27,868 shares beneficially owned by Dr. Mooney, 4,728 are issuable upon the exercise of currently outstanding stock options.

         (6) 19,884 shares of Common Stock beneficially owned by Mr. Ribeiro are issuable upon the exercise of currently outstanding stock options or warrants.

                    NAME OF                     NUMBER OF SHARES     PERCENTAGE
               BENEFICIAL OWNER                BENEFICIALLY OWNED    OF CLASS(1)
               ----------------                ------------------     ---------

Emile Sayegh(7)                                      101,708             6.9%

Finova Mezzanine Capital, Inc.(4)                    148,048             9.2%

Edward J. Stewart, III(8)                            122,645             8.4%

Salvatore J. Vinciguerra(9)                           19,000             1.3%

John E. Wolfe(10)                                    280,899            18.9%

All Officers and Directors as a group (7 persons)    615,219            38.8%


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         All requirements under Section 16(a) of the Exchange Act for officers and directors of the Company and beneficial owners of more than 10% of any class of the Company's equity securities have been met for the fiscal year ended September 30, 2000. The information set forth above is based solely on the Company's review of the copies of such forms received by it or written representations from certain reporting persons.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The persons named in the proxy will vote, as permitted by the By-laws of the Company, to fix the number of directors at five and to elect as directors the five nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than five directors. Messrs. Caruso, Ribeiro, Sayegh, Vinciguerra and Wolfe are presently directors of the Company.

----------------------

         (7) 6,370 shares of Common Stock beneficially owned by Mr. Sayegh are issuable upon the exercise of currently outstanding stock options or warrants.

         (8) Of the 122,645 shares of Common Stock beneficially owned by Mr. Stewart, 64,793 shares and 41,653 shares, respectively, are owned of record by Corning Partners II, L.P. and Corning Partners III, L.P. Mr. Stewart is the managing general partner of the general partner of Corning Partners II, L.P. and Corning Partners III, L.P. Includes 6,942 shares of Common Stock issuable upon the exercise of currently outstanding warrants.

         (9) 6,000 shares of Common Stock beneficially owned by Mr. Vinciguerra are issuable upon the exercise of currently outstanding options.

         (10) Of the 280,899 shares of Common Stock beneficially owned by Mr. Wolfe, 26,315 shares are issuable upon the exercise of currently outstanding stock options or warrants.

         Each director will be elected to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

         The following tables sets forth the name of each nominee and the positions and offices held by him, his age, the year in which he became a director of the Company, his principal occupation and business experience for at least the past five years and the names of other companies in which he serves as a director.

                                                                   PRINCIPAL OCCUPATION, BUSINESS
   NAME AND AGE          DIRECTOR SINCE                               EXPERIENCE AND DIRECTORSHIPS
   ------------          --------------                               ----------------------------
Joseph J. Caruso, 57         1994                 Mr. Caruso served the Company as Acting President from June 1993 until January 1995.  Mr. Caruso is also President of The Bantam
                                                  Group, Inc. ("Bantam"), a business advisory organization founded in 1986.  He has more than 20 years of general management, marketing, and financial experience in several high technology companies, including marketing, manufacturing, and financial roles at Teradyne, Inc., a manufacturer of automatic test
                                                  systems, corporate planning at Autex, Inc., a provider of block trading information for brokers and institutions, and President and CEO of Cyborg Corporation, a supplier of laboratory and factory automation systems.  In recent years, he has served as interim CEO for companies in need of strategic change and has served as personal advisor to numerous company presidents.  Mr.
                                                  Caruso is a member of the board of directors of Micro E Systems,
                                                  ACT Medical, Inc., Twisted Systems, Wwwhosh, Inc., Zentox Corp.
                                                  and Boston Restaurant Associates.  Mr. Caruso holds a B.S. in
                                                  Electrical Engineering from Northeastern University and a Master of Business Administration degree from the Harvard Business
                                                  School.

Joaquim S. S. Ribeiro, 64    1994                 Mr. Ribeiro has served as the Director of Finance and
                                                  Administration of Northfield Mount Hermon School since January
                                                  2000.  From 1993 through 1999 Mr. Ribeiro was a self-employed management consultant.  In 1992 and 1993, he served as
                                                  vice-chairman of Multibank Financial Corp., a public bank
                                                  holding company now part of BankBoston, and also as director and interim president of HMO Central Massachusetts Health Care, now part of Healthsource/Cygna Healthcare.  Mr. Ribeiro holds a B.S.
                                                  in Aeromechanics from Worcester Polytechnic Institute and an
                                                  M.B.A. in Economics and Finance from Clark University.

Emile Sayegh, 45             1998                 Mr. Sayegh is a founder of Tytronics Incorporated and has 20 years of experience in both research and product development.
                                                  He has personally directed and designed many successful products in the field of laboratory and process instrumentation.
                                                  Previously, he was employed by Orion Research as project leader and principal engineer.  Mr. Sayegh holds a Bachelor's Degree in
                                                  Mechanical Engineering from the College of Arts and Sciences,
                                                  Lebanon, a B.S. in Electrical Engineering from Northeastern
                                                  University and has done graduate studies in Computer Science.

                                                                   PRINCIPAL OCCUPATION, BUSINESS
   NAME AND AGE          DIRECTOR SINCE                               EXPERIENCE AND DIRECTORSHIPS
   ------------          --------------                               ----------------------------
Salvatore J. Vinciguerra, 62 1995                 Mr. Vinciguerra has served as President and CEO of Goddard
                                                  Industries, Inc. since October 1998.  He was President of
                                                  FerroFluidics Corporation from 1995 until 1998, and its Chief
                                                  Executive Officer and a Director from 1996 until 1998.  From
                                                  1991 until 1994, Mr. Vinciguerra served as President and Chief
                                                  Executive Officer of Staveley, Inc., the U.S. operating arm of
                                                  Staveley Industries, plc.  Mr. Vinciguerra is also a member of the board of directors of FSC Corporation (formerly Carr
                                                  Separations, Inc.), Photrah Corporation (formerly Saphikon
                                                  Corporation), the Japan Society of Boston, and the Collaborative
                                                  Laboratory Charter School in Boston, Mass.  Mr. Vinciguerra
                                                  holds a B.S. in Engineering from Princeton University and a
                                                  Master of Business Administration degree from the Harvard
                                                  Business School.

John E. Wolfe, 62            1994                 Mr. Wolfe was elected President and Treasurer of the Company in
                                                  February 1995.  From 1987 to May 1998, Mr. Wolfe was also
                                                  President and Chief Executive Officer and a Director of
                                                  Tytronics Incorporated, the Company's former parent company.
                                                  Previously, Mr. Wolfe was employed by EG&G's (now Perkin
                                                  Elmer's) Fluid Components Technology Group, serving as Senior
                                                  Vice President, Western Hemisphere Operations, and Vice
                                                  President and General Manager, Engineered Products Division.
                                                  Mr. Wolfe is a director of Colorado MEDtech, Boulder Colorado, a publicly held medical products company, and he is a director of
                                                  Jobs For The Future.  Mr. Wolfe holds a B.S. in Electrical
                                                  Engineering from Worcester Polytechnic Institute, an S.M., as a
                                                  Sloan Fellow, from the Massachusetts Institute of Technology, and he has completed the Advanced Management Program at the
                                                  Harvard Business School.

                   INFORMATION AS TO OTHER EXECUTIVE OFFICERS

         Executive officers are elected by the Board of Directors and hold office until their successors are chosen and qualified, subject to earlier removal by the Board of Directors. During fiscal 2000, the following individuals served as executive officers of the Company other than those executive offices who also served as directors:

                                                                     PRINCIPAL OCCUPATION
          NAME AND AGE OFFICER SINCE                                AND BUSINESS EXPERIENCE
          ------------ -------------                                -----------------------
Richard Mannello, 43         1995                Mr. Mannello has served as Vice President and General Manager of the Company since November 1996.  Prior to that, he served as the Company's Director of Marketing, Sales and Engineering.
                                                 Mr. Mannello was Manager of Marketing at Loral Infrared and
                                                 Imaging Systems from 1990 to 1995.  Mr. Mannello holds a Master of Business Administration from Boston University and a B.S. in
                                                 Optics from the University of Rochester Institute of Optics.

                                                                     PRINCIPAL OCCUPATION
          NAME AND AGE OFFICER SINCE                                AND BUSINESS EXPERIENCE
          ------------ -------------                                -----------------------
Eric F. Mooney, 69           1998                Dr. Mooney serves the Company as Vice President.  He has over 40 years of experience in the field of process analyzers in the chemical and water industries.  His experience includes work at
                                                 Imperial Chemical Industries, Ltd., Managing and Technical
                                                 Director of Anacon Instruments Ltd., Director of Anacon, GmbH,
                                                 and Corporate Technical Director of Anacon, Inc.  Dr. Mooney
                                                 formed and was President of Special Analysis Corporation until joining Tytronics (the former parent of the Company) in 1990.
                                                 His academic positions include Senior Lecturer in Instrument
                                                 Spectroscopy at the University of Birmingham.  Dr. Mooney is the
                                                 author of over 200 published papers and is a Senior Member of the
                                                 Instrument Society of America, a Fellow of the Royal Institute of
                                                 Chemistry, a Fellow of the American Chemical Society, and Vice
                                                 Chairman of CITAC (Committee for Traceability in Analytical
                                                 Chemistry).  He holds a B.Sc. & Ph.D. from the University of
                                                 London in the UK and a D.Sc. from the University of Birmingham in the UK.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors met five times during fiscal year 2000. No director attended fewer than 75% of the total number of meetings of the Board and Committees on which such director served.

AUDIT COMMITTEE

         Messrs. Ribeiro and Vinciguerra constitute the membership of the Board's Audit Committee, which met once during fiscal year 2000. The Audit Committee (1) recommends to the Board of Directors the firm of independent accountants which is to be engaged to audit books of account and other corporate records of the Company, (2) reviews with the independent accountants the scope of their audit with particular emphasis on the areas to which either the Committee or the independent accounts believe special attention should be directed, (3) reviews the recommendations of the independent accountants regarding internal controls and other matters, and (4) makes reports, whenever deemed advisable, to the Board of Directors with respect to the internal control and accounting practices of the Company. The Company has not adopted a written charter for the Audit Committee.

                             AUDIT COMMITTEE REPORT

         The Company's Audit Committee has reviewed and discussed the audited financial statements of the Company for fiscal year 2000 (the "Audited Financial Statements"). In addition, the Committee has discussed with Grant Thornton, LLP, the independent auditing firm for the Company, the matters required by Codification of Statements on Auditing Standards No. 61.

         The Committee also has received the written disclosures and the letter from Grant Thornton, LLP required by Independence Standards Board Standard No. 1, and we have discussed with that firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

         Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report for fiscal year 2000 on Form 10-KSB.

                  AUDIT COMMITTEE

                  Joaquim S. S. Ribeiro
                  Salvatore J. Vinciguerra

COMPENSATION COMMITTEE

         Messrs. Caruso and Vinciguerra constituted the membership of the Board's Compensation Committee during fiscal 2000. The Compensation Committee met once during fiscal year 2000. The Compensation Committee reviews and recommends changes in the salaries of officers and employees, and advises upon the compensation and stock option plans in which the directors, officers and employees of the Company are eligible to participate.

BOARD OF DIRECTORS COMPENSATION

         The Company does not pay directors for their Board or committee services; however, non-employee directors of the Company are paid $750.00 per meeting attended in lieu of reimbursement for reasonable expenses of attending Board meetings. In addition, non-employee directors have, in the past, been granted options to purchase shares of the Company's Common Stock. During the fiscal year ended September 30, 2000, each of Joaquim S.S. Ribeiro and Salvatore
J. Vinciguerra were granted options to purchase 4,000 shares of the Company's Common Stock at an exercise price of $2.37 per share. Such options are fully vested and are exercisable for ten years from the date of grant.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 2000, September 30, 1999 and September 30, 1998, of those persons who were (i) the Company's Chief Executive Officer during the fiscal year ended September 30, 2000, and (ii) other executive officers of the Company as of September 30, 2000, who received total cash and bonus compensation in excess of $100,000 (the "Named Officers") during fiscal year 2000.

                                                                                            SECURITIES
                                                                                            UNDERLYING           ALL
                                                               OTHER        RESTRICTED         ALL              OTHER
        NAME AND                    SALARY      BONUS       COMPENSATION       STOCK       OPTIONS/SARS     COMPENSATION
   PRINCIPAL POSITION      YEAR      ($)         ($)            ($)            AWARD            (#)              ($)
   ------------------      ----    -------    ---------   ---------------    ---------   ----------------- ---------
John E. Wolfe              2000    148,888      8,000           --              --              --               --
President, Treasurer &     1999    126,000      6,800           --              --              100(1)           --
CFO                        1998    140,171      6,000           --              --              --               --

Eric J. Mooney             2000     82,197     34,093           --              --              --               --
Vice President

Richard Mannello           2000    112,502      3,300           --              --              --               --
Vice President and         1999    104,569     15,125           --              --            6,000(1)           --
General Manager            1998     94,312       --             --              --              __               --

Emile Sayegh               2000    105,245     10,000           --              --              --               --
Vice President             1999     90,825        500           --              --            2,132(1)           --
                           1998     99,945      5,500           --              --              __               --

----------------------

         (1) Represents the grant of options to purchase shares of the Company's Common Stock which vest over a period of four years from the date of grant.

                             1991 STOCK OPTION PLAN
                              OPTION GRANT SUMMARY
                              --------------------

         The Company granted a total of 29,250 options in fiscal 2000, 8,000 of which were granted to non-executive Directors, as a group, and 21,250 of which were granted to non-executive employees, as a group. No options were granted to any executive officers, including Named Officers, during fiscal year 2000.

         The following table sets forth information concerning option exercises during fiscal 2000 and the value of unexercised options as of September 30, 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                # OF UNEXERCISED
                               # SHARES                       OPTIONS AT SEPT. 30,        $ VALUE OF UNEXERCISED
                             ACQUIRED ON      $ VALUE          2000 (EXERCISABLE/        OPTIONS AT SEPT. 30, 2000
          NAME                 EXERCISE      REALIZED(2)         UNEXERCISABLE)         (EXERCISABLE/UNEXERCISABLE)
          ----              --------------   ---------         ------------------       ---------------------------
John E. Wolfe                    5,554             3,277              12,431/0                     9,785/0

Eric F. Mooney                  23,410            25,049               4,728/0                     2,788/0

Richard Mannello                     0                 0           7,600/4,400                 3,108/2,052

Emile Sayegh                     2,777             1,638           5,944/1,279                   4,304/729

                      INTEREST OF MANAGEMENT AND OTHERS IN
                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         The Company and Bantam Group, Inc. are parties to a consulting agreement effective June 6, 1993, which continues month-to-month unless terminated by either party on 30 days' notice. Pursuant to this agreement, during fiscal year 2000, Bantam was paid $5,000 per month until March 31, 2000 and $2,000 per month thereafter. Mr. Caruso, a Director of the Company, is also president of The Bantam Group, Inc.

         Effective September 30, 1998, the Company entered into a Loan Agreement (the "Loan Agreement") with Sirrom Capital Corporation, which was assigned to Finova Mezzanine Capital, Inc. ("Finova") pursuant to which the Company borrowed $2,000,000 from Finova pursuant to a Secured Promissory Note. In connection with the Loan Agreement, the Company issued a stock purchase warrant to Finova to purchase an aggregate of 143,738 shares of the Company's Common Stock at an exercise price of $.50 per share. On January 11, 2000, the Company entered into an amended agreement with Finova that resulted in the issuance of an additional warrant for 4,310 shares of the Company's Common Stock at an exercise price of $.50 per share, and the prepayment of $100,000 of principal owed to Finvoa.

         On January 11, 2000, the Company entered into an agreement with Massachusetts Technology Development Corporation ("MTDC"), pursuant to which $225,000 of the $450,000 obligation owed by the Company to MTDC was repaid, and the remaining $225,000 of this obligation was converted into 94,937 shares of the Company's Common Stock at a conversion price of $2.37 per share. In connection with this agreement, warrants for 164,814 shares of the Company's Common Stock previously issued to MTDC were canceled.

----------------------

         (2) Value is based on the difference between option exercise price and the fair market value at fiscal 2000 year-end, multiplied by the number of shares underlying the option.

         In connection with the Company's agreements with Finova and MTDC on January 11, 2000, the Company sold an aggregate of 116,939 shares of the Company's Common Stock at a price of $2.37 per share, including 108,439 shares sold to the Company's President and Chief Financial Officer, John E. Wolfe, and his spouse.

                                  PROPOSAL TWO
                       APPROVAL OF 2001 STOCK OPTION PLAN

GENERAL

         On November 30, 2000, the Board of Directors of the Company adopted the 2000 Omnibus Stock (the "2000 Plan"), reserving 200,000 shares of the Company's Common Stock, $.50 par value, for issuance thereunder. The 2000 Plan provides for the grant of incentive stock options to employees and nonstatutory stock options, stock bonuses, rights to purchase restricted stock and other awards based on the Company's common stock (collectively, "Stock Awards") to employees, non-employee directors and consultants. At the end of the Company's fiscal year 2000, there were approximately 45 employees, 2 non-emplyee directors and 5 consultants of the Company. The Company's 1991 Stock Plan (the "1991 Plan") will be superseded by the 2000 Plan and no further grants under the 1991 Plan will be made. Options granted previously under the 1991 Plan will continue to be governed by the terms of the 1991 Plan.

         The Board of Directors believes that approval of the 2000 Plan is in the best interests of the Company because it will provide the Company with sufficient equity-based incentives to attract and retain qualified employees, directors and consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Board of Directors recommends a vote FOR the proposal to approve the 2000 Plan. If the enclosed proxy card is returned, the shares represented by the proxy will be voted to approve the 2000 Plan unless the proxy indicates to the contrary and may be voted in favor of adjournment of the meeting in order to permit further solicitation of proxies with respect to the 2000 Plan if sufficient votes in favor of approving the Plan have not been received. The affirmative vote of a majority of the shares of common stock voting on the matter is required for approval of the 2000 Plan.

         Approval by stockholders of the adoption of the 2000 Plan is sought in order to meet the stockholder approval requirements of (i) Section 422 of the Internal Revenue Code (the "Code"), which requires stockholder approval of an incentive stock option plan, (ii) Rule 16b-3 under the 1934 Act, which, in the case of certain option plans that have been approved by stockholders, prevents the grant of options to directors, executive officers and certain other affiliates from being deemed "purchases" for purposes of the profit recapture provisions of Section 16(b) of that Act, (iii) Section 162(m) of the Code, which among other qualifications requires stockholder approval of any option plan to exempt the spread (the difference between the exercise price and the market value at the time of exercise) of options from the limitation on deductibility under that section, and (iv) the rules applicable to companies whose shares are traded on the Over the Counter Bulletin Board Service.

         There follows a brief but not comprehensive summary of the 2000 Plan. A copy of the 2000 Plan is attached as an exhibit at the end of this Proxy Statement.

ADMINISTRATION

The 2000 Plan provides that it is to be administered by a committee (the "Committee") composed of not fewer than two members, all of whom will be "non-employee directors" and "outside Directors" within the meanings of the securities laws and the Code, respectively. Subject to the provisions of the 2000 Plan, the Committee has the authority to determine (i) which persons eligible under the 2000 Plan will be granted Stock Awards; (ii) when and how the Stock Awards will be granted; (iii) whether the Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, another stock-based award or a combination of the foregoing;
(iv) the number of shares involved; (v) the exercise or purchase price; (vi) the type and duration of transfer or other restrictions; and (vii) any other terms of a Stock Award.

SHARES SUBJECT TO THE 2000 PLAN

         The aggregate number of shares of the Company's common stock which may be issued under the 2000 Plan is 200,000 plus any shares of the Company's common stock represented by options granted under the 1991 Plan which are forfeited, expire or are canceled. On January 19, 2001 the average of the closing bid and asked prices of the Company's common stock on the Over the Counter Bulletin Board Service was $1.09 per share.

         If any Stock Award expires or is terminated without having been exercised in full, the applicable shares will again be available for issuance under the 2000 Plan. No Stock Awards have been granted under the 2000 Plan to date.

         If there is any change in the shares of common stock subject to the 2000 Plan through stock dividends, subdivisions or combinations, the Board of Directors is authorized to make appropriate adjustments to the number of shares and price per share for each Stock Award and the number of common shares available for Stock Awards. If the Company is acquired or liquidates or sells substantially all of its assets while unexercised stock options remain outstanding, the Committee may in its discretion do any of the following, subject to certain limitations: (i) provide that each stock option holder will, upon exercise of his or her stock option, be entitled to such stock or other securities as holders of common stock received pursuant to the transaction; (ii) provide that some or all stock options will become exercisable in full; (iii) cancel all outstanding stock options provided that each holder shall have the right to exercise all stock options (vested or unvested) prior to or contemporaneous with the merger, liquidation or sale; or (iv) cancel all outstanding stock options provided that each stock option holder shall have the right to exercise all vested stock options prior to or contemporaneous with the merger, liquidation or sale.

STOCK OPTIONS

         The exercise price per share of each incentive stock option granted under the 2000 Plan will be not less than the closing sale price of the Company's common stock on the date of the grant of the option (the "Fair Market Value"). The aggregate fair market value (determined as of the time such option is granted) of the Common Stock for which any employee may have incentive stock options vest in any calendar year may not exceed $100,000.

         Options granted under the 2000 Plan will vest (become exercisable) either initially or in periodic installments as determined by the Committee. No option will be exercisable after the expiration of ten years from the date it was granted.

         During the optionee's lifetime, an incentive stock option will be exercisable only by the optionee and will not be transferable except by will or by the laws of descent and distribution. A nonstatutory stock option may be transferred upon such terms and conditions as the Committee may determine in its sole discretion. The optionee may designate a third party who, in the event of the death of the optionee, will be entitled to exercise the vested options, but only within the period ending on the earlier of (i) twelve months following the date of death and (ii) the expiration of the term of the option as set forth in the specific option agreement. In the event an optionee's status as an employee, director or consultant terminates as a result of disability, the optionee's vested options must be exercised within the same time frame.

         In the event an optionee is terminated as an employee, director or consultant (other than by death, disability or retirement), the optionee may exercise his or her vested options only within the period of time ending on the earlier of (i) 60 days after termination or such longer or shorter period of time set forth in the specific option agreement or (ii) expiration of the option's term.

         The Committee may, but need not, provide to an optionee the right to exercise his or her options prior to vesting of the options, provided, however, any unvested options will be subject to a repurchase right by the Company at the exercise price if the optionee is terminated.

STOCK BONUSES AND RESTRICTED STOCK

         Grants of stock bonuses and restricted stock involve the issuance of shares to the recipient subject to transfer restrictions, employment restrictions, vesting restrictions and the Company's right to repurchase the shares at a price determined by the Committee if certain conditions (such as continuation of employment) are not satisfied by the recipient. As the conditions are satisfied, the repurchase restrictions lapse and the recipient is then free to hold or sell the shares free of restrictions. Grants of unrestricted stock involve the issuance of shares free of any transfer or repurchase restrictions. The Committee will have discretion to determine the number of shares to be granted, whether or not they will be restricted (and, if so, the terms of the restrictions) and the amount and form of consideration to be paid for the shares granted.

OTHER STOCK-BASED AWARDS

         The 2000 Plan authorizes the making of loans in connection with the purchase of shares under an award. The Committee will have the full authority to decide the terms of any such loan, provided that interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as an interest under any applicable provisions of the Code. In addition, the 2000 Plan authorizes the grant of other types of awards that are consistent with the terms of the 2000 Plan.

AMENDMENT AND TERMINATION

         The 2000 Plan authorizes the Board of Directors to discontinue, suspend or amend the 2000 Plan, except that no amendment, suspension or termination of the 2000 Plan or amendment of a Stock Award by the Board of Directors may alter or impair a grantee's rights under a Stock Award previously granted without the grantee's written consent. The 2000 Plan will terminate on November 30, 2010.

FEDERAL INCOME TAX CONSEQUENCES UNDER THE 2000 PLAN

         Set forth below is a general summary of the federal income tax consequences related to options awarded under the 2000 Plan. It is not intended to be exhaustive, and in particular does not address state, municipal or foreign tax laws or the individual circumstances of participants. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change.

         CONSEQUENCES TO THE OPTION HOLDER. There are no federal income tax consequences to the option holder solely by reason of the grant of incentive stock options or nonstatutory stock options under the 2000 Plan. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction providing that the option holder generally must exercise the option no later than three months following termination of his employment. However, the exercise of an incentive stock option may give rise to an alternative minimum tax liability (see discussion below).

         Upon the exercise of a nonstatutory stock option, the option holder will generally recognize ordinary income in an amount equal to the excess of fair market value of the shares at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an option holder of a nonstatutory stock option will be subject to both income and employment tax withholding. The option holder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonstatutory stock option, the amount of ordinary income recognized by the option holder upon exercise.

         If any option holder disposes of shares acquired upon the exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one year after the date on which the shares are transferred to the option holder pursuant to the exercise of the incentive stock option (a "qualifying disposition"), the option holder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the option holder's adjusted basis in such shares (generally the exercise price).

         If the option holder disposes of shares acquired upon the exercise of an incentive stock option (other than in certain tax-free transactions) within two years from the date on which the incentive stock option is granted or within one year after the transfer of the shares to the option holder pursuant to the exercise of the incentive stock option (a "disqualifying disposition"), then at the time of disposition the option holder will generally recognize ordinary income equal to the lesser of (i) the excess of such shares' fair market value on the date of exercise over the exercise price paid by the option holder or
(ii) the option holder's actual gain (i.e. the excess, if any, of the amount realized on the disposition over the exercise price paid by the option holder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the option holder will recognize a capital gain in the amount of such excess. If the option holder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid the option holder), then the loss will be a capital loss.

         If any option holder disposes of shares acquired upon exercise of a nonstatutory stock option in a taxable transaction, the option holder will recognize capital gain or loss in an amount equal to the difference between his/her basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares acquired upon exercise of incentive stock options as discussed above) will be long-term capital gain or loss if the shares were held for more than one year from the date such shares were transferred to the option holder.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the option holder's regular income tax for the taxable year. Generally, AMT is computed at the rate of 26% on the excess of a taxpayer's alternative minimum taxable income ("AMTI") over the exemption amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500) amount. For these purposes, the exemption amount is $45,000 for joint returns or returns of surviving spouses ($33,750 for single taxpayers and $22,500 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer's AMTI is essentially the taxpayer's taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

         The exercise of incentive stock options (but not nonstatutory stock options) will generally result in an upward adjustment to the option holder's AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the option. This will result in a corresponding downward adjustment to the option holder's AMTI in the year of disposition of the stock. The AMT paid with respect to the exercise of an incentive stock option is allowed as a credit against the regular tax liability of the option holder in a subsequent year when he disposes of the stock; therefore, imposition of the AMT at the time of exercise of an incentive stock option may not increase the aggregate amount of income tax paid by the option holder, but instead may only affect the timing of such payments.

         CONSEQUENCES TO THE COMPANY. There are no federal income tax consequences to the Company by reason of the grant of incentive stock options or nonstatutory stock options or the exercise of incentive stock options (other than disqualifying dispositions). At the time the option holder recognizes ordinary income from the exercise of a nonstatutory stock option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its tax reporting obligations described below. To the extent the option holder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of incentive stock options, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs, provided that the Company satisfies a tax reporting obligation described below. The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any option holder by reason of the exercise of a nonstatutory stock option or the disqualifying disposition of stock acquired upon exercise of incentive stock options. The Company will be required to withhold income and employment taxes (and pay the employer's share of employment taxes) with respect to ordinary income recognized by the option holder upon the exercise of nonstatutory stock options.

         TAX TREATMENT OF RESTRICTED STOCK. An employee who receives a restricted stock award under the 2000 Plan generally will not recognize taxable income at the time the award is received, but will recognize ordinary compensation income when the transfer and forfeiture restrictions lapse in an amount equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount, if any, paid by the employee for the restricted stock. Alternatively, an employee receiving stock may elect, in accordance with Section 83(b) of the Code, to treat as ordinary income the excess of the fair market value of the shares of restricted stock at the time of grant over the amount if any, paid by the employee, notwithstanding the transfer and forfeiture restrictions on the stock. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the employee. The full amount of dividends or other distributions of property made with respect to restricted stock prior to the lapse of the transfer and forfeiture restrictions will constitute ordinary compensation income to the employee and the Company will be entitled to a deduction at the same time and in the same amount.

         TAX TREATMENT OF UNRESTRICTED STOCK. Upon receiving an award of unrestricted stock under the 2000 Plan, the employee will realize ordinary income to the extent of the fair market value (determined at the time of transfer to the employee) of such shares, over the amount, if any paid by the employee for the shares. Such taxable amounts will be deductible as compensation by the Company.

         Limitation on Deduction Under Section 162(m) of the Code. Section 162(m) of the Code generally limits an employer's income tax deduction for compensation paid to certain key executives of a public company to $1,000,000 per executive per year. The deduction limitation of Section 162(m) does not apply, however, to certain performance-based compensation arrangements, including plans providing for stock options having an exercise price of not less than 100% of fair market value (determined at the time the options are granted), which establish specific performance goals and/or limits on awards, which are administered by a committee composed exclusively of "outside" directors, and are disclosed to and approved by the stockholders of the public company.

         An affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting, is required to approve the 2000 Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 2.

                    CHANGE IN COMPANY'S CERTIFYING ACCOUNTANT

         By letter dated June 1, 2000, PricewaterhouseCoopers LLP ("PWC"), the independent accountant of the Company, advised the Company that it had resigned as the Company's independent accountant as of June 1, 2000. PWC's reports on the Company's financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles and during such two-year period and in the subsequent interim period through June 1, 2000, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference thereto in its report on the financial statements for such years.

         Effective August 2, 2000, the Company engaged Grant Thornton, LLP ("GT") as its independent accountant. The Company had not, as of the date of engagement, consulted GT with respect to any matter during the Company's two most recent fiscal years or during any subsequent interim period.

                                 PROPOSAL THREE
                              APPROVAL OF AUDITORS

         The Board of Directors has selected the firm of Grant Thornton, LLP, independent public accountants, as auditors of the Company for the fiscal year ending September 30, 2001, and is submitting the selection to stockholders for approval. Representatives of Grant Thornton, LLP are expected to be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

         The Company is not obligated by law or its Certificate of Incorporation or By-laws to seek ratification of the Directors' selection of auditors, but does so as a matter of corporate policy. If the selection of auditors is not ratified by shareholders, the Board may continue to use Grant Thornton, LLP as auditors or select new auditors if, in the opinion of the Board, such change would be in the best interest of the Company and its shareholders. Any such change would not be expected to be submitted to shareholders for ratification prior to the 2002 Annual Meeting.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

                         SHAREHOLDERS PROPOSALS FOR 2002

         Proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in Bedford, Massachusetts, not later than October 23, 2001, for inclusion in the proxy statement for that meeting. In addition, if the Company receives notice of a shareholder proposal after December 30, 2001, the persons named as proxies in the proxy statement for the 2002 Annual Meeting will have discretionary voting authority to vote on such proposal at the 2002 Annual Meeting.

                                  METRISA, INC.

                             2000 OMNIBUS STOCK PLAN
                             -----------------------

         1. Purpose. This Metrisa, Inc. 2000 Omnibus Stock Plan (the "Plan") is intended to provide incentives to (a) the officers and other employees of Metrisa, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (each such entity, including the Company, a "Related Company" and collectively, the "Related Companies") by providing them with opportunities to purchase stock in the Company pursuant to options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted hereunder ("ISO" or "ISOs") and (b) directors, officers, employees and consultants of any Related Company by providing them with opportunities to (i) purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options") or (ii) make direct purchases of restricted stock in the Company ("Restricted Stock"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." As used herein, the terms "parent" and "subsidiary" mean, respectively, "parent corporation" and "subsidiary corporation" as those terms are defined in Section 425 of the Code.

         2. Administration of the Plan.

                  (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Committee (the "Committee") of two or more of its members to administer the Plan. In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be a "Non-Employee Director" as defined in Rule 16b-3 under the Exchange Act and shall be an "outside director" within the meaning of Section 162(m) of the Code. Subject to ratification of the grant of each Option or Restricted Stock by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Related Companies (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Restricted Stock) to whom Non-Qualified Options or Restricted Stock may be granted, (ii) determine the time or times at which Options or Restricted Stock may be granted, (iii) determine the option price of shares subject to each Option, which price with respect to ISOs shall not be less than the minimum specified in paragraph 6, and the purchase price of Restricted Stock, (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option,
(v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period, (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and to Restricted Stock, and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or authorization or agreement for Restricted Stock granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Restricted Stock granted under it.

                  (b) The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in the Plan to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         3. Eligible Employees and Others. ISOs may be granted to any officer or other employee of any Related Company. Those directors of any Related Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and Restricted Stock may be granted to any director (whether or not an employee), officer, employee or consultant of any Related Company. The Committee may take into consideration an optionee's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option or Restricted Stock. Granting of any Option or Restricted Stock to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Options or Restricted Stock.

         4. Stock. The stock subject to Options and Restricted Stock shall be authorized but unissued shares of Common Stock of the Company, $.50 par value per share (the "Common Stock"), or shares of Common Stock re-acquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 200,000, subject to adjustment as provided in paragraph
13. Any such shares may be issued as ISOs, Non-Qualified Options or Restricted Stock so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if any Restricted Stock shall be reacquired by the Company by exercise of its repurchase option, the shares subject to such expired or terminated Option and reacquired shares of Restricted Stock shall again be available for grants of Options or Restricted Stock under the Plan.

         5. Grants Under the Plan. Options or Restricted Stock may be granted under the Plan at any time on or after November 30, 2000 and prior to November 30, 2010. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it awards the Option; provided, however, that such date shall not be prior to the date of award. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

         6. Minimum Option Price: ISO Limitations.

                  (a) The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of any Related Company, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value of Common Stock on the date of grant.

                  (b) In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock plans of the Related Companies) exceed $100,000.

                  (c) If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such stock is then traded on a national securities exchange,
(ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange, or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market or on a national securities exchange. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined in good faith by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than ten years from the date of grant and in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of any Related Company, not more than five years from date of grant. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

         8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                  (a) The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

                  (b) Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

                  (c) Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                  (d) The Committee shall have the right to accelerate the date of exercise of any installment, provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code which provides generally that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock plans of the Related Companies) shall not exceed $100,000.

         9. Termination of Employment.

                  (a) If an ISO optionee ceases to be employed by any Related Company other than by reason of death or Disability as provided in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 60 days from the date of termination of his employment, but in no event later than on their specified expiration dates except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates such Related Company to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other BONA FIDE leave of absence (such as those attributable to illness, military obligations or governmental service), provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. Nothing in the Plan shall be deemed to give any grantee of any Option or Restricted Stock the right to be retained in employment or other service by any Related Company for any period of time. ISOs granted under the Plan shall not be affected by any change of employment within or among any Related Company, so long as the optionee continues to be an employee of such Related Company. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination or cancellation provisions as the Committee may determine.

                  (b) With respect to the holder of an Option and/or Restricted Stock, unless otherwise provided in such holder's Restricted Stock Agreement (as hereinafter defined), agreement establishing an Option or in any employment or consulting agreement between such holder and any Related Company, the term "Disability" shall mean, in the good faith determination of the Board, any illness (mental or physical) or accident which results in such Holder being unable to perform such holder's duties as an employee of, or consultant to, any Related Company for three months during any 12-month period.

         10. Death; Disability; Dissolution. If an optionee ceases to be employed by a Related Company by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the Option's specified expiration date or one year from the date of the optionee's death.

                  If an optionee ceases to be employed by (or provide services to) a Related Company by reason of his Disability, he shall have the right to exercise any Option held by him on the date of termination of his employment (or services), to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the Option's specified expiration date or one year from the date of the termination of the optionee's employment (or services).

                  In the case of a partnership, corporation or other entity holding a Non-Qualified Option, if such entity is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity, such Option shall terminate immediately.

         11. Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the Optionee each Option shall be exercisable only by him.

         12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including transfer and repurchase restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

         13. Adjustments. Upon the happening of any of the following described events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided:

                  (a) In the event there is any change in the shares of Common Stock of the Company through the declaration of stock dividends or through any stock split, combinations, recapitalizations, reorganizations or similar transactions, the number of shares subject to any Option and the purchase price per share for such Option shall be appropriately adjusted. Notwithstanding the foregoing, any adjustments made pursuant to this subparagraph (a) shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments with respect to ISOs will constitute a "modification" of such ISOs as that term is defined in Section 425 of the Code, or cause any adverse tax consequences for the holders of such ISOs. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                  (b) No fractional shares shall actually be issued under the Plan. Any fractional shares which, but for this subparagraph (b), would have been issued to an optionee pursuant to an Option, shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the optionee shall receive from the Company cash in lieu of such fractional shares.

                  (c) Upon the happening of any of the foregoing events described in subparagraph (a) above, the class and aggregate number of shares set forth in paragraph 4 hereof which are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events specified in such subparagraphs. The Committee shall determine the specific adjustments to be made under this paragraph 13, and subject to paragraph 2, its determination shall be conclusive.

         14. Sale. Except as otherwise provided in an option agreement entered into pursuant to paragraph 12, in the event of a Sale (as hereinafter defined) while unexercised Options remain outstanding, the Committee may in its discretion cause one or more of the following provisions to apply:

                  (a) the Committee may, subject to the provisions of subparagraphs (c) and (d) below, after the effective date of such Sale, permit each person who is a holder of an outstanding Option immediately prior to such effective date, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities or consideration as the holders of shares of Common Stock received pursuant to the terms of the Sale;

                  (b) the Committee may waive any discretionary limitations imposed pursuant to paragraphs 7 and 8 hereof so that some or all Options, from and after a date prior to the effective date of such Sale specified by the Committee, are exercisable in full;

                  (c) the Committee may cause all outstanding Options to be canceled as of the effective date of any such Sale, provided that notice of such cancellation is given to each holder of an Option, and each holder of an Option has the right to exercise such Option in full prior to or contemporaneous with the effective date of such Sale; or

                  (d) the Committee may cause all outstanding Options to be canceled as of the effective date of any such Sale, provided that notice of such cancellation is given to each holder of an Option, and each holder of an Option has the right to exercise such Option, to the extent then exercisable in accordance with any discretionary limitations imposed pursuant to paragraph 7, prior to or contemporaneous with the effective date of such Sale.

         As used herein, "Sale" means (x) a sale of all or substantially all of the consolidated assets of the Company or (y) a sale or other transfer of voting securities of the Company, in one transaction or a series of related transactions, or a consolidation or merger of the Company, in each case, as a result of which the beneficial holders of a majority of the Company's voting securities prior to such transaction do not, directly or indirectly, beneficially hold a majority of the Company's voting securities (or of the voting power of the surviving or acquiring entity) after such transaction.

         15. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee, in consideration of services rendered or to be rendered to any Related Company, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) and (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to a change in capitalization of the Company and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificates are issued.

         16. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of any Related Company at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

         17. Restricted Stock. Each Grant of Restricted Stock under the Plan shall be evidenced by an instrument (a "Restricted Stock Agreement") in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

                  (a) The Committee shall determine the number of shares of Common Stock to be issued to an eligible person pursuant to the grant of Restricted Stock, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

                  (b) Shares issued pursuant to a grant of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee in the Restricted Stock Agreement, for such period as the Committee shall determine, from the date on which the Restricted Stock is granted (the "Restricted Period"). The Company will have the option to repurchase the Common Stock at such price as the Committee shall have fixed in the Restricted Stock Agreement which option will be exercisable (i) if the Participant's continuous employment or performance of services for a Related Company shall terminate for any reason prior to the expiration of the Restricted Period, (ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such Restricted Stock, or
(iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee in the Restricted Stock Agreement. Each certificate for shares issued as Restricted Stock shall bear an appropriate legend referring to the foregoing repurchase option and other restrictions; shall be deposited by the stockholder with the Company, together with a stock power endorsed in blank; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such shares in contravention of the foregoing repurchase option and other restrictions shall be null and void and without effect. If shares issued as Restricted Stock shall be repurchased pursuant to the repurchase option described above, the stockholder, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Company. If the repurchase option described above is not exercised by the Company, such repurchase option and the restrictions imposed pursuant to the first sentence of this subparagraph (b) shall terminate and be of no further force and effect.

                  (c) If a person who has been in continuous employment or performance of services for any Related Company since the date on which Restricted Stock was granted to him shall, while in such employment or performance of services, dies, or terminates such employment or performance of services by reason of Disability or by reason of early, normal or deferred retirement under an approved retirement program of any Related Company (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Restricted Stock was granted to him and prior to the end of the Restricted Period, the Committee may determine to cancel the repurchase option (and any and all other restrictions) on any or all of the shares of Restricted Stock; and the repurchase option shall become exercisable at such time as to the remaining shares, if any.

         18. Term and Amendment of Plan. The Plan was adopted by the Board on November 30, 2000, and subsequently approved by the holders of a majority of the stockholders of the Company entitled to vote thereon on or about March 22, 2001. The Plan shall expire on November 30, 2010 (except as to Options and Restricted Stock outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, any amendment that (a) increases the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 13); (b) changes the class of persons eligible to participate in the Plan, or (c) materially increases the benefits to participants under the Plan, shall be subject to approval by the Company's stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the foregoing amendments, and shall be null and void if such approval is not obtained. Except as provided in the third sentence of this paragraph 18, in no event may action of the Board or the Company's stockholders alter or impair the rights of an optionee or purchaser of Restricted Stock without his consent, under any Option or Restricted Stock previously granted to him.

         19. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options and Restricted Stock authorized under the Plan shall be used for general corporate purposes.

         20. Securities Law Requirements, etc. Shares of Common Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

         21. Withholding of Additional Income Taxes. The Company, in accordance with the Code, may (a) upon exercise of a Non-Qualified Option, (b) the purchase of Common Stock for less than its fair market value, (c) the lapse of restrictions on Restricted Stock, (d) the making of a Disqualifying Disposition (as defined in paragraph 22) or (e) any other similar event then required by law, require an optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income.

         22. Notice to Company of Disqualifying Disposition. Each employee who receives ISOs shall agree to notify the Company in writing immediately after the employee makes a disqualifying disposition of any Common Stock received pursuant to the exercise of an ISO (a "Disqualifying Disposition"). Disqualifying Disposition means any disposition (including any sale) of such stock before the later of (a) two years after the employee was granted the ISO under which he acquired such stock, or (b) one year after the employee acquired such stock by exercising such ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition will thereafter occur.

         23. Governing Laws; Construction. The validity and construction of the Plan and the instruments evidencing Options and Restricted Stock shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to its choice of law principles. In construing the Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                  METRISA, INC.
                    25 WIGGINS AVENUE, BEDFORD, MA 01730-2323
                                      PROXY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF METRISA, INC.

The undersigned stockholder of Metrisa, Inc. (the "company") hereby appoints John E. Wolfe and David J. Brown, and each of them, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all of the shares of stock of the Company which the undersigned may be entitled to vote at the annual meeting of the stockholders of the Company to be held at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts on Thursday, March 22, 2001, and at any adjournment or postponement of such meeting, for the following purposes and with discretionary authority as to any other matter that may properly come before the meeting, all in accordance with and as described in the Notice and accompanying Proxy Statement. If no direction is given, this proxy will be voted FOR proposals 1, 2 and 3.

Proposal (1): Fix the number of Directors at five.

              FOR      |_|      AGAINST:|_|      ABSTAIN  |_|

              Elect Directors

              [ ] Grant AUTHORITY to vote       [ ] WITHHOLD AUTHORITY
                  for all nominees                  to vote for all nominees
                  (except as otherwise
                  specified below).

              Director Nominees: Joseph J. Caruso, Joaquim S. S. Ribeiro,
                                 Emile Sayegh, Salvatore J. Vinciguerra and John
                                 E. Wolfe

         (INSTRUCTIONS: To withhold authority to vote for any nominees print the name of such nominees on the space provided below).

         -----------------------------------------------------------------------

Proposal (2):     To approve the Company's 2000 Omnibus Stock Plan, reserving
                  200,000 shares of the Company's Common Stock, $.50 par value, for issuance thereunder.

                  FOR      |_|      AGAINST |_|      ABSTAIN  |_|

Proposal (3):     To approve the selection of Grant Thornton, LLP as independent auditors.

                  FOR      |_|      AGAINST |_|      ABSTAIN  |_|

 Date:                     , 2001
      ---------------------         --------------------------------------------
                                                (Signature of Stockholder)

Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title.